                            WAIVER NO. 1 AND CONSENT

     This Waiver No. 1 and Consent (this "WAIVER") waives certain conditions of that certain Credit Agreement dated as of May 9, 1997 (as amended, modified and supplemented from time to time, including pursuant to this Waiver, the "CREDIT AGREEMENT"), among COLORADO PRIME CORPORATION, a Delaware corporation ("BORROWER"), each institution identified as a lender on Annex I thereto (each, together with its successors and assigns, a "LENDER"), and DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, ("ADMINISTRATIVE AGENT") acting as the Agents for itself and the other Lenders, and is entered into as of May 12, 1998 among Borrower, the Administrative Agent and the Lenders executing the signature pages hereof.

                                    RECITALS

     WHEREAS, Colorado Prime Corporation ("BORROWER") entered into a real property lease dated as of September 18, 1997, as amended as of November 26, 1997 and February 11, 1998, (the "LEASE") with Bi-County Associates L.P. for the lease of approximately 29,242 square feet of office space in Farmingdale, New York.

     WHEREAS, Borrower intends to move its chief executive office to the new office space in approximately August 1998; and

     WHEREAS, Borrower has requested that the Lenders consent to the execution of the Lease and otherwise waive certain conditions of the Credit Agreement in connection therewith as set forth below;

                                   AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement, and the provisions of Section 1.2 of the credit agreement shall apply hereto as if fully set forth herein.

2. Waiver of Restriction on Lease. Notwithstanding the terms of Sections 7.3(a)(1), 7.3(d), and 9.1(c) of the Credit Agreement to the contrary, the Required Lenders hereby consent to the execution of the Lease, provided, that the Lease shall not create any Lien other than a Permitted Lien.

3. Representations. To induce the Administrative Agent and the Lenders to enter into this Waiver, Borrower hereby represents and warrants as follows:

     (a) Representations and Warranties. All representations and warranties contained in

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the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, other than representations and warranties that expressly relate solely to an earlier date;

     (b) No Defaults. Except as waived hereby, no Default or Event of Default has occurred and is continuing as of the date hereof; and

     (c) Lease. Attached hereto as Exhibit A is a true, complete and correct copy of the Lease, as amended as of the date hereof.

4. Counterparts. This Waiver may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same agreement.

                            [SIGNATURE PAGES FOLLOW]


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     IN WITNESS WHEREOF, the parties hereto have caused this Waiver No. 1 and
Consent to be executed and delivered by their proper and duly authorized officers as of the date set forth above.


                                        BORROWER:

                                        COLORADO PRIME CORPORATION,
                                        a Delaware corporation


                                        By: [Illegible Signature]
                                            ----------------------------------
                                        Title: Vice President/Controller


                                        ADMINISTRATIVE AGENT:

                                        DRESDNER BANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES, as the
                                        Administrative Agent


                                        By: [Illegible Signature]
                                            ----------------------------------

                                        By: [Illegible Signature]
                                            ----------------------------------


                                        LENDERS:

                                        DRESDNER BANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES, as a Lender


                                        By: [Illegible Signature]
                                            ----------------------------------

                                        By: [Illegible Signature]
                                            ----------------------------------


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
                                   BANK LEUMI USA, as a Lender



                                   By:  ILLEGIBLE SIGNATURE
                                      ----------------------------------


                                   By:  ILLEGIBLE SIGNATURE
                                      ----------------------------------


                                   BANKBOSTON, N.A., as a Lender



                                   By:  /s/ Gregory R.D. Clark
                                      --------------------------------
                                        Gregory R.D. Clark
                                        Managing Director


                                   By:
                                      --------------------------------



                                   IBJ SCHRODER BANK & TRUST COMPANY,
                                   as a Lender



                                   By:  ILLEGIBLE SIGNATURE
                                     --------------------------------

                                   By:
                                      --------------------------------

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                                   EXHIBIT A


                                     Lease








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